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      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 22, 2001

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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 20, 2001

                                  dELiA*S CORP.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

 DELAWARE                             0-25347                   13-3963754
(STATE OR OTHER                (COMMISSION FILE NO.)           (IRS EMPLOYER
JURISDICTION OF                                               IDENTIFICATION
INCORPORATION)                                                    NUMBER)

435 HUDSON STREET
NEW YORK, NEW YORK                                                 10014
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                        (ZIP CODE)


                                 (212) 807-9060
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)




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Item 5. Other Events and Regulation FD Disclosure

        This Current Report on Form 8-K (including the document set forth as exhibit 1 hereto) is being filed to be, and is hereby, incorporated by reference into our Registration Statement on Form S-3 (No. 333-62354), which was declared effective on June 14, 2001. This Report and the exhibit hereto relate to the offering of 5,740,000 shares of our Class A common stock.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

        (C)  EXHIBITS

             Exhibit 1 Underwriting agreement dated June 20, 2001 by and among dELiA*s Corp., U.S. Bancorp Piper Jaffray and Lazard Freres & Co.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: June 20, 2001                dELiA*s Corp.


                                    By:  /s/ Stephen I. Kahn
                                         ---------------------------------------
                                         Stephen I. Kahn
                                         Chairman of the Board and
                                         Chief Executive Officer